Exhibit 10.41

AMENDMENT #3

To Letter of Intent for Proposed CRADA #2166

“Preclinical and Clinical Development of 1-Methyl [d]-Tryptophan as an Anticancer Agent”

The purpose of this Amendment is to change certain terms of the Letter of Intent (LOI) for the proposed Cooperative Research and Development Agreement (CRADA) entitled “Preclinical and Clinical Development of 1-Methyl [d]-Tryptophan as an Anticancer Agent.” These changes are reflected below, and except for these changes, all other provisions of the original CRADA LOI remain in full force and effect. Two originals of this Amendment are provided for execution; one is to remain with the National Cancer Institute (NCI) and the other original is to remain with the Collaborator.

Upon final signature, the term of the CRADA Letter of Intent is extended for six months from November 23, 2008 to May 23, 2009.

ACCEPTED AND AGREED TO:

For the National Cancer Institute:

/s/Anna D. Barker	03/16/09
Anna D. Barker, Ph.D.	Date
Deputy Director, NCI

For NewLink Genetics Corporation:

/s/Nicholas Vahanian	03/24/09
Name: Nicholas Vahanian	Date
Title: COO